Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Corporate & Investment Bank (“CIB”)	16–18
Commercial Banking (“CB”)	19–20
Asset & Wealth Management (“AWM”)	21–23
Corporate	24

Credit-Related Information	25–28

Non-GAAP Financial Measures	29
Supplemental Information on First Republic	30
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 297–303 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 200-205 and pages 206-208 respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q23 Change					2023 Change
SELECTED INCOME STATEMENT DATA	4Q23		3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	2023		2022	2022
Reported Basis
Total net revenue	$38,574		$39,874	$41,307	$38,349	$34,547	(3)%	12%	$158,104		$128,695	23%
Total noninterest expense	24,486	(f)	21,757	20,822	20,107	19,022	13	29	87,172	(f)	76,140	14
Pre-provision profit (a)	14,088		18,117	20,485	18,242	15,525	(22)	(9)	70,932		52,555	35
Provision for credit losses	2,762		1,384	2,899	2,275	2,288	100	21	9,320		6,389	46
NET INCOME	9,307		13,151	14,472	12,622	11,008	(29)	(15)	49,552		37,676	32

Managed Basis (b)
Total net revenue	39,943		40,686	42,401	39,336	35,566	(2)	12	162,366		132,277	23
Total noninterest expense	24,486	(f)	21,757	20,822	20,107	19,022	13	29	87,172	(f)	76,140	14
Pre-provision profit (a)	15,457		18,929	21,579	19,229	16,544	(18)	(7)	75,194		56,137	34
Provision for credit losses	2,762		1,384	2,899	2,275	2,288	100	21	9,320		6,389	46
NET INCOME	9,307		13,151	14,472	12,622	11,008	(29)	(15)	49,552		37,676	32

EARNINGS PER SHARE DATA
Net income: Basic	$3.04		$4.33	$4.76	$4.11	$3.58	(30)	(15)	$16.25		$12.10	34
Diluted	3.04		4.33	4.75	4.10	3.57	(30)	(15)	16.23		12.09	34
Average shares: Basic	2,914.4		2,927.5	2,943.8	2,968.5	2,962.9	—	(2)	2,938.6		2,965.8	(1)
Diluted	2,919.1		2,932.1	2,948.3	2,972.7	2,967.1	—	(2)	2,943.1		2,970.0	(1)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$489,320		$419,254	$422,661	$380,803	$393,484	17	24	$489,320		$393,484	24
Common shares at period-end	2,876.7		2,891.0	2,906.1	2,922.3	2,934.3	—	(2)	2,876.7		2,934.3	(2)
Book value per share	104.45		100.30	98.11	94.34	90.29	4	16	104.45		90.29	16
Tangible book value per share (“TBVPS”) (a)	86.08		82.04	79.90	76.69	73.12	5	18	86.08		73.12	18
Cash dividends declared per share	1.05		1.05	1.00	1.00	1.00	—	5	4.10		4.00	2

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	12%		18%	20%	18%	16%			17%		14%
Return on tangible common equity (“ROTCE”) (a)	15		22	25	23	20			21		18
Return on assets	0.95		1.36	1.51	1.38	1.16			1.30		0.98

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	15.0%	(g)	14.3%	13.8%	13.8%	13.2%			15.0%	(g)	13.2%
Tier 1 capital ratio (e)	16.6	(g)	15.9	15.4	15.4	14.9			16.6	(g)	14.9
Total capital ratio (e)	18.4	(g)	17.8	17.3	17.4	16.8			18.4	(g)	16.8
Tier 1 leverage ratio	7.2	(g)	7.1	6.9	6.9	6.6			7.2	(g)	6.6
Supplementary leverage ratio (“SLR”)	6.1	(g)	6.0	5.8	5.9	5.6			6.1	(g)	5.6

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank (the “First Republic acquisition") from the Federal Deposit Insurance Corporation (“FDIC”). Refer to page 30 for additional information.
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 29 for further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022, CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 48-53 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, and pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(e)Reflect the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Included a $2.9 billion special assessment from the FDIC on certain banks to recover losses to the Deposit Insurance Fund (“DIF”) arising from the protection of uninsured depositors resulting from bank resolutions in 2023.
(g)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS											FULL YEAR
										4Q23 Change						2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22		3Q23	4Q22	2023		2022		2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,875,393		$3,898,333		$3,868,240		$3,744,305	$3,665,743		(1)%	6%	$3,875,393		$3,665,743		6%
Loans:
Consumer, excluding credit card loans	410,093		408,769		408,204		311,433	311,375		—	32	410,093		311,375		32
Credit card loans	211,123		196,935		191,348		180,079	185,175		7	14	211,123		185,175		14
Wholesale loans	702,490		704,355		700,517		637,384	639,097		—	10	702,490		639,097		10
Total loans	1,323,706		1,310,059		1,300,069		1,128,896	1,135,647		1	17	1,323,706		1,135,647		17

Deposits:
U.S. offices:
Noninterest-bearing	643,748		651,240		656,778		663,772	644,902		(1)	—	643,748		644,902		—
Interest-bearing	1,303,100		1,295,609		1,311,893		1,290,614	1,276,346		1	2	1,303,100		1,276,346		2
Non-U.S. offices:
Noninterest-bearing	23,097		22,410		24,268		25,071	27,005		3	(14)	23,097		27,005		(14)
Interest-bearing	430,743		410,267		406,023		397,796	391,926		5	10	430,743		391,926		10
Total deposits	2,400,688		2,379,526		2,398,962		2,377,253	2,340,179		1	3	2,400,688		2,340,179		3

Long-term debt	391,825	(f)	362,793	(f)	364,078	(f)	295,489	295,865		8	32	391,825	(f)	295,865		32
Common stockholders’ equity	300,474		289,967		285,112		275,678	264,928		4	13	300,474		264,928		13
Total stockholders’ equity	327,878		317,371		312,516		303,082	292,332		3	12	327,878		292,332		12

Loans-to-deposits ratio	55%		55%		54%		47%	49%				55%		49%

Employees (a)	309,926		308,669	(h)	300,066		296,877	293,723		—	6	309,926		293,723		6

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (b)	$35		$41		$47		$47	$61		(15)	(43)

LINE OF BUSINESS NET REVENUE (c)
Consumer & Community Banking	$18,097		$18,362		$17,233		$16,456	$15,793	(i)	(1)	15	$70,148		$54,814	(i)	28
Corporate & Investment Bank	10,958		11,730		12,519		13,600	10,598	(i)	(7)	3	48,807		48,102	(i)	1
Commercial Banking	4,016		4,031		3,988		3,511	3,404		—	18	15,546		11,533		35
Asset & Wealth Management	5,095		5,005		4,943		4,784	4,588		2	11	19,827		17,748		12
Corporate	1,777		1,558		3,718		985	1,183		14	50	8,038		80		NM
TOTAL NET REVENUE	$39,943		$40,686		$42,401		$39,336	$35,566		(2)	12	$162,366		$132,277		23

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$4,788		$5,895		$5,306		$5,243	$4,556		(19)	5	$21,232		$14,916		42
Corporate & Investment Bank	2,524		3,092		4,092		4,421	3,314		(18)	(24)	14,129		14,925		(5)
Commercial Banking	1,653		1,935		1,208		1,347	1,423		(15)	16	6,143		4,213		46
Asset & Wealth Management	1,217		1,417		1,226		1,367	1,134		(14)	7	5,227		4,365		20
Corporate	(875)		812		2,640		244	581		NM	NM	2,821		(743)		NM
NET INCOME	$9,307		$13,151		$14,472		$12,622	$11,008		(29)	(15)	$49,552		$37,676		32

MEMO: SELECTED FIRMWIDE METRICS
Wealth Management (d)
Client assets (in billions)	$3,177	(g)	$2,929	(g)	$2,862	(g)	$2,594	$2,438		8	30	$3,177	(g)	$2,438		30
Number of client advisors	8,971		8,867		8,367		8,314	8,166		1	10	8,971		8,166		10

J.P.Morgan Payments (e)
Total net revenue	4,557		4,504		4,729		4,458	4,423		1	3	18,248		13,909		31

Merchant processing volume (in billions)	639		610		600		559	583		5	10	2,408		2,158		12
Average deposits (in billions)	730		702		720		707	732		4	—	715		779		(8)

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)This metric, which was formerly Headcount, has been renamed Employees but otherwise unchanged.
(b)Refer to Corporate & Investment Bank VaR on page 18 for further information.
(c)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(d)Consists of Global Private Bank in AWM and client investment assets in J.P.Morgan Wealth Management in CCB.
(e)Predominantly in CIB and CB. Total net revenue includes certain revenues that are reported as investment banking product revenue in CB, excludes the net impact of equity investments.
(f)Included a five-year $50 billion Purchase Money Note issued to the FDIC, as well as Federal Home Loan Bank (“FHLB”) advances associated with the First Republic acquisition.
(g)At December 31, 2023, September 30, 2023, and June 30, 2023, included $144.6 billion, $140.6 billion, and $150.9 billion of client investment assets associated with First Republic, respectively.
(h)Included 4,774 individuals associated with First Republic who became employees effective July 2, 2023.
(i)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q23 Change					2023 Change
REVENUE	4Q23		3Q23	2Q23		1Q23	4Q22	3Q23	4Q22	2023		2022	2022
Investment banking fees	$1,635		$1,722	$1,513		$1,649	$1,418	(5)%	15%	$6,519		$6,686	(2)%
Principal transactions	3,725		6,210	6,910		7,615	4,434	(40)	(16)	24,460		19,912	23
Lending- and deposit-related fees	1,926		2,039	1,828		1,620	1,655	(6)	16	7,413		7,098	4
Asset management fees	4,077		3,904	3,774		3,465	3,432	4	19	15,220		14,096	8
Commissions and other fees	1,697		1,705	1,739		1,695	1,574	—	8	6,836		6,581	4
Investment securities losses	(743)		(669)	(900)		(868)	(874)	(11)	15	(3,180)		(2,380)	(34)
Mortgage fees and related income	263		414	278		221	98	(36)	168	1,176		1,250	(6)
Card income	1,247		1,209	1,094		1,234	1,226	3	2	4,784		4,420	8
Other income	696		614	3,292		1,007	1,392	13	(50)	5,609		4,322	30
Noninterest revenue	14,523		17,148	19,528		17,638	14,355	(15)	1	68,837		61,985	11
Interest income	47,384		44,556	41,644		37,004	33,054	6	43	170,588		92,807	84
Interest expense	23,333		21,830	19,865		16,293	12,862	7	81	81,321		26,097	212
Net interest income	24,051		22,726	21,779		20,711	20,192	6	19	89,267		66,710	34
TOTAL NET REVENUE	38,574		39,874	41,307		38,349	34,547	(3)	12	158,104		128,695	23

Provision for credit losses	2,762		1,384	2,899		2,275	2,288	100	21	9,320		6,389	46

NONINTEREST EXPENSE
Compensation expense	11,847		11,726	11,216		11,676	10,009	1	18	46,465		41,636	12
Occupancy expense	1,208		1,197	1,070		1,115	1,271	1	(5)	4,590		4,696	(2)
Technology, communications and equipment expense	2,409		2,386	2,267		2,184	2,256	1	7	9,246		9,358	(1)
Professional and outside services	2,606		2,620	2,561		2,448	2,652	(1)	(2)	10,235		10,174	1
Marketing	1,298		1,126	1,122		1,045	1,093	15	19	4,591		3,911	17
Other expense (a)	5,118	(d)	2,702	2,586		1,639	1,741	89	194	12,045	(d)	6,365	89
TOTAL NONINTEREST EXPENSE	24,486		21,757	20,822		20,107	19,022	13	29	87,172		76,140	14
Income before income tax expense	11,326		16,733	17,586		15,967	13,237	(32)	(14)	61,612		46,166	33
Income tax expense	2,019	(e)	3,582	3,114	(f)	3,345	2,229	(44)	(9)	12,060	(e)(f)	8,490	42
NET INCOME	$9,307		$13,151	$14,472		$12,622	$11,008	(29)	(15)	$49,552		$37,676	32

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$3.04		$4.33	$4.76		$4.11	$3.58	(30)	(15)	$16.25		$12.10	34
Diluted earnings per share	3.04		4.33	4.75		4.10	3.57	(30)	(15)	16.23		12.09	34

FINANCIAL RATIOS
Return on common equity (b)	12%		18%	20%		18%	16%			17%		14%
Return on tangible common equity (b)(c)	15		22	25		23	20			21		18
Return on assets (b)	0.95		1.36	1.51		1.38	1.16			1.30		0.98
Effective income tax rate	17.8	(e)	21.4	17.7	(f)	20.9	16.8			19.6		18.4
Overhead ratio	63		55	50		52	55			55		59

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Included Firmwide legal expense of $175 million, $665 million, $420 million, $176 million and $27 million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $1.4 billion and $266 million for the full year 2023 and 2022, respectively.
(b)Ratios are based upon annualized amounts.
(c)Refer to page 29 for further discussion of ROTCE.
(d)Included a $2.9 billion special assessment from the FDIC on certain banks to recover losses to the DIF arising from the protection of uninsured depositors resulting from bank resolutions in 2023.
(e)Included an income tax benefit of $463 million and $428 million for the three months and full year ended December 31, 2023, respectively, related to the finalization of certain income tax regulations. The benefit resulted in a reduction in the Firm’s effective tax rate of 4.1 percentage points in the fourth quarter of 2023.
(f)Income taxes associated with the First Republic acquisition are reflected in the estimated bargain purchase gain, resulting in a reduction in the Firm’s effective tax rate of 3.4 percentage points in the second quarter of 2023.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
									Dec 31, 2023
									Change
	Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2023		2023		2023		2023	2022	2023	2022
ASSETS
Cash and due from banks	$29,066		$24,921		$26,064		$25,098	$27,697	17%	5%
Deposits with banks	595,085		486,448		469,059		520,902	539,537	22	10
Federal funds sold and securities purchased under
resale agreements	276,152		350,059		325,628		317,111	315,592	(21)	(12)
Securities borrowed	200,436		188,279		163,563		195,917	185,369	6	8
Trading assets:
Debt and equity instruments	485,743		534,923		572,779		519,618	382,919	(9)	27
Derivative receivables	54,864		67,070		64,217		59,274	70,880	(18)	(23)
Available-for-sale (“AFS”) securities	201,704		197,119		203,262		197,248	205,857	2	(2)
Held-to-maturity (”HTM”) securities	369,848		388,261		408,941		412,827	425,305	(5)	(13)
Investment securities, net of allowance for credit losses	571,552		585,380		612,203		610,075	631,162	(2)	(9)
Loans	1,323,706		1,310,059		1,300,069		1,128,896	1,135,647	1	17
Less: Allowance for loan losses	22,420		21,946		21,980	(b)	20,053	19,726	2	14
Loans, net of allowance for loan losses	1,301,286		1,288,113		1,278,089		1,108,843	1,115,921	1	17
Accrued interest and accounts receivable	107,363		127,752		111,561		115,316	125,189	(16)	(14)
Premises and equipment	30,157		29,677		29,493		28,266	27,734	2	9
Goodwill, MSRs and other intangible assets	64,381		64,910		64,238		62,090	60,859	(1)	6
Other assets	159,308		150,801		151,346		181,795	182,884	6	(13)
TOTAL ASSETS	$3,875,393		$3,898,333		$3,868,240		$3,744,305	$3,665,743	(1)	6

LIABILITIES
Deposits	$2,400,688		$2,379,526		$2,398,962		$2,377,253	$2,340,179	1	3
Federal funds purchased and securities loaned or sold
under repurchase agreements	216,535		268,750		266,272		246,396	202,613	(19)	7
Short-term borrowings	44,712		45,470		41,022		42,241	44,027	(2)	2
Trading liabilities:
Debt and equity instruments	139,581		165,494		132,264		145,153	126,835	(16)	10
Derivative payables	40,847		41,963		46,545		44,711	51,141	(3)	(20)
Accounts payable and other liabilities	290,307		292,070		286,934		275,077	300,141	(1)	(3)
Beneficial interests issued by consolidated VIEs	23,020		24,896		19,647		14,903	12,610	(8)	83
Long-term debt	391,825	(a)	362,793	(a)	364,078	(a)	295,489	295,865	8	32
TOTAL LIABILITIES	3,547,515		3,580,962		3,555,724		3,441,223	3,373,411	(1)	5

STOCKHOLDERS’ EQUITY
Preferred stock	27,404		27,404		27,404		27,404	27,404	—	—
Common stock	4,105		4,105		4,105		4,105	4,105	—	—
Additional paid-in capital	90,128		89,899		89,578		89,155	89,044	—	1
Retained earnings	332,901		327,044		317,359		306,208	296,456	2	12
Accumulated other comprehensive income/(loss) (“AOCI”)	(10,443)		(17,104)		(14,290)		(14,418)	(17,341)	39	40
Treasury stock, at cost	(116,217)		(113,977)		(111,640)		(109,372)	(107,336)	(2)	(8)
TOTAL STOCKHOLDERS’ EQUITY	327,878		317,371		312,516		303,082	292,332	3	12
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,875,393		$3,898,333		$3,868,240		$3,744,305	$3,665,743	(1)	6

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Included a five-year $50 billion Purchase Money Note issued to the FDIC, as well as FHLB advances associated with the First Republic acquisition.
(b)Included an addition to the allowance for loan losses of $1.1 billion associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q23 Change				2023 Change
AVERAGE BALANCES	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	2023	2022	2022
ASSETS
Deposits with banks	$540,040	$456,954	$495,018	$505,662	$595,631	18%	(9)%	$499,396	$670,773	(26)%
Federal funds sold and securities purchased under resale agreements	319,056	309,848	326,563	313,187	306,173	3	4	317,159	307,150	3
Securities borrowed	200,369	188,279	191,393	192,843	192,412	6	4	193,228	205,516	(6)
Trading assets - debt instruments	374,254	383,576	391,945	357,682	302,825	(2)	24	376,928	283,108	33
Investment securities	579,450	606,593	611,552	622,050	625,388	(4)	(7)	604,800	653,985	(8)
Loans	1,315,439	1,306,322	1,238,237	1,129,624	1,126,002	1	17	1,248,076	1,100,318	13
All other interest-earning assets (a)	79,787	80,156	89,072	95,709	116,640	—	(32)	86,121	128,229	(33)
Total interest-earning assets	3,408,395	3,331,728	3,343,780	3,216,757	3,265,071	2	4	3,325,708	3,349,079	(1)
Trading assets - equity and other instruments	144,642	173,998	169,558	152,081	126,138	(17)	15	160,087	140,778	14
Trading assets - derivative receivables	62,069	66,972	63,339	64,526	78,476	(7)	(21)	64,227	78,606	(18)
All other noninterest-earning assets	270,526	267,079	274,711	276,613	285,586	1	(5)	272,202	285,077	(5)
TOTAL ASSETS	$3,885,632	$3,839,777	$3,851,388	$3,709,977	$3,755,271	1	3	$3,822,224	$3,853,540	(1)
LIABILITIES
Interest-bearing deposits	$1,713,189	$1,694,758	$1,715,699	$1,670,036	$1,695,233	1	1	$1,698,529	$1,748,666	(3)
Federal funds purchased and securities loaned or
sold under repurchase agreements	254,211	254,105	263,718	252,310	247,934	—	3	256,086	242,762	5
Short-term borrowings	37,941	37,837	35,335	38,763	39,843	—	(5)	37,468	46,063	(19)
Trading liabilities - debt and all other interest-bearing liabilities (b)	287,443	288,007	293,269	277,576	256,533	—	12	286,605	268,019	7
Beneficial interests issued by consolidated VIEs	23,133	21,890	15,947	13,483	12,312	6	88	18,648	11,208	66
Long-term debt	325,843	315,267	294,239	249,336	246,978	3	32	296,433	250,080	19
Total interest-bearing liabilities	2,641,760	2,611,864	2,618,207	2,501,504	2,498,833	1	6	2,593,769	2,566,798	1
Noninterest-bearing deposits	658,912	660,983	671,715	650,443	684,921	—	(4)	660,538	719,249	(8)
Trading liabilities - equity and other instruments	34,176	29,508	28,513	29,769	35,415	16	(3)	30,501	39,155	(22)
Trading liabilities - derivative payables	42,447	46,754	46,934	49,357	56,988	(9)	(26)	46,355	57,388	(19)
All other noninterest-bearing liabilities	186,871	178,466	180,730	180,303	191,929	5	(3)	181,601	185,989	(2)
TOTAL LIABILITIES	3,564,166	3,527,575	3,546,099	3,411,376	3,468,086	1	3	3,512,764	3,568,579	(2)
Preferred stock	27,404	27,404	27,404	27,404	28,415	—	(4)	27,404	31,893	(14)
Common stockholders’ equity	294,062	284,798	277,885	271,197	258,770	3	14	282,056	253,068	11
TOTAL STOCKHOLDERS’ EQUITY	321,466	312,202	305,289	298,601	287,185	3	12	309,460	284,961	9
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,885,632	$3,839,777	$3,851,388	$3,709,977	$3,755,271	1	3	$3,822,224	$3,853,540	(1)

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	4.79%	4.58%	4.20%	3.87%	3.14%			4.36%	1.35%
Federal funds sold and securities purchased under resale agreements	5.26	5.06	4.63	4.06	2.95			4.75	1.51
Securities borrowed	4.59	4.39	3.91	3.61	2.84			4.13	1.09
Trading assets - debt instruments	4.39	4.32	4.12	4.15	3.75			4.25	3.21
Investment securities	3.53	3.23	3.01	2.79	2.36			3.13	1.77
Loans	6.97	6.79	6.59	6.37	5.83			6.70	4.81
All other interest-earning assets (a)	10.10	9.42	8.85	7.50	5.76			8.90	2.93
Total interest-earning assets	5.53	5.32	5.01	4.68	4.03			5.14	2.78

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.78	2.53	2.24	1.85	1.37			2.36	0.58
Federal funds purchased and securities loaned or
sold under repurchase agreements	5.51	5.50	5.17	4.51	3.15			5.18	1.53
Short-term borrowings	5.55	5.38	4.87	4.40	3.60			5.05	1.62
Trading liabilities - debt and all other interest-bearing liabilities (b)	3.58	3.39	3.25	2.88	2.38			3.28	1.21
Beneficial interests issued by consolidated VIEs	5.36	5.38	4.95	4.43	3.74			5.11	2.02
Long-term debt	5.33	5.33	5.28	5.39	4.87			5.33	3.23
Total interest-bearing liabilities	3.50	3.32	3.04	2.64	2.04			3.14	1.02

INTEREST RATE SPREAD	2.03	2.00	1.97	2.04	1.99			2.00	1.76
NET YIELD ON INTEREST-EARNING ASSETS	2.81	2.72	2.62	2.63	2.47			2.70	2.00
Memo: Net yield on interest-earning assets excluding Markets (d)	3.86	3.89	3.83	3.80	3.41			3.85	2.60
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(d)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 29 for further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 29 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q23 Change				2023 Change
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	2023	2022	2022
OTHER INCOME
Other income - reported	$696	$614	$3,292	$1,007	$1,392	13%	(50)%	$5,609	$4,322	30%
Fully taxable-equivalent adjustments (a)	1,243	682	990	867	898	82	38	3,782	3,148	20
Other income - managed	$1,939	$1,296	$4,282	$1,874	$2,290	50	(15)	$9,391	$7,470	26

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$14,523	$17,148	$19,528	$17,638	$14,355	(15)	1	$68,837	$61,985	11
Fully taxable-equivalent adjustments	1,243	682	990	867	898	82	38	3,782	3,148	20
Total noninterest revenue - managed	$15,766	$17,830	$20,518	$18,505	$15,253	(12)	3	$72,619	$65,133	11

NET INTEREST INCOME
Net interest income - reported	$24,051	$22,726	$21,779	$20,711	$20,192	6	19	$89,267	$66,710	34
Fully taxable-equivalent adjustments (a)	126	130	104	120	121	(3)	4	480	434	11
Net interest income - managed	$24,177	$22,856	$21,883	$20,831	$20,313	6	19	$89,747	$67,144	34

TOTAL NET REVENUE
Total net revenue - reported	$38,574	$39,874	$41,307	$38,349	$34,547	(3)	12	$158,104	$128,695	23
Fully taxable-equivalent adjustments	1,369	812	1,094	987	1,019	69	34	4,262	3,582	19
Total net revenue - managed	$39,943	$40,686	$42,401	$39,336	$35,566	(2)	12	$162,366	$132,277	23

PRE-PROVISION PROFIT
Pre-provision profit - reported	$14,088	$18,117	$20,485	$18,242	$15,525	(22)	(9)	$70,932	$52,555	35
Fully taxable-equivalent adjustments	1,369	812	1,094	987	1,019	69	34	4,262	3,582	19
Pre-provision profit - managed	$15,457	$18,929	$21,579	$19,229	$16,544	(18)	(7)	$75,194	$56,137	34

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$11,326	$16,733	$17,586	$15,967	$13,237	(32)	(14)	$61,612	$46,166	33
Fully taxable-equivalent adjustments	1,369	812	1,094	987	1,019	69	34	4,262	3,582	19
Income before income tax expense - managed	$12,695	$17,545	$18,680	$16,954	$14,256	(28)	(11)	$65,874	$49,748	32

INCOME TAX EXPENSE
Income tax expense - reported	$2,019	$3,582	$3,114	$3,345	$2,229	(44)	(9)	$12,060	$8,490	42
Fully taxable-equivalent adjustments	1,369	812	1,094	987	1,019	69	34	4,262	3,582	19
Income tax expense - managed	$3,388	$4,394	$4,208	$4,332	$3,248	(23)	4	$16,322	$12,072	35

OVERHEAD RATIO
Overhead ratio - reported	63%	55%	50%	52%	55%			55%	59%
Overhead ratio - managed	61	53	49	51	53			54	58

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS								FULL YEAR
							4Q23 Change					2023 Change
	4Q23	3Q23	2Q23	1Q23	4Q22		3Q23	4Q22	2023	2022		2022
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$18,097	$18,362	$17,233	$16,456	$15,793	(a)	(1)%	15%	$70,148	$54,814	(a)	28%
Corporate & Investment Bank	10,958	11,730	12,519	13,600	10,598	(a)	(7)	3	48,807	48,102	(a)	1
Commercial Banking	4,016	4,031	3,988	3,511	3,404		—	18	15,546	11,533		35
Asset & Wealth Management	5,095	5,005	4,943	4,784	4,588		2	11	19,827	17,748		12
Corporate	1,777	1,558	3,718	985	1,183		14	50	8,038	80		NM
TOTAL NET REVENUE	$39,943	$40,686	$42,401	$39,336	$35,566		(2)	12	$162,366	$132,277		23

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,336	$9,105	$8,313	$8,065	$7,912	(a)	3	18	$34,819	$31,208	(a)	12
Corporate & Investment Bank	6,774	7,443	6,894	7,483	6,495	(a)	(9)	4	28,594	27,350	(a)	5
Commercial Banking	1,395	1,375	1,300	1,308	1,254		1	11	5,378	4,719		14
Asset & Wealth Management	3,388	3,138	3,163	3,091	3,022		8	12	12,780	11,829		8
Corporate	3,593	696	1,152	160	339		416	NM	5,601	1,034		442
TOTAL NONINTEREST EXPENSE	$24,486	$21,757	$20,822	$20,107	$19,022		13	29	$87,172	$76,140		14

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$8,761	$9,257	$8,920	$8,391	$7,881		(5)	11	$35,329	$23,606		50
Corporate & Investment Bank	4,184	4,287	5,625	6,117	4,103		(2)	2	20,213	20,752		(3)
Commercial Banking	2,621	2,656	2,688	2,203	2,150		(1)	22	10,168	6,814		49
Asset & Wealth Management	1,707	1,867	1,780	1,693	1,566		(9)	9	7,047	5,919		19
Corporate	(1,816)	862	2,566	825	844		NM	NM	2,437	(954)		NM
PRE-PROVISION PROFIT	$15,457	$18,929	$21,579	$19,229	$16,544		(18)	(7)	$75,194	$56,137		34

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,189	$1,446	$1,862	$1,402	$1,845		51	19	$6,899	$3,813		81
Corporate & Investment Bank	210	(185)	38	58	141		NM	49	121	1,158		(90)
Commercial Banking	366	90	1,097	417	284		307	29	1,970	1,268		55
Asset & Wealth Management	(1)	(13)	145	28	32		92	NM	159	128		24
Corporate	(2)	46	(243)	370	(14)		NM	86	171	22		NM
PROVISION FOR CREDIT LOSSES	$2,762	$1,384	$2,899	$2,275	$2,288		100	21	$9,320	$6,389		46

NET INCOME/(LOSS)
Consumer & Community Banking	$4,788	$5,895	$5,306	$5,243	$4,556		(19)	5	$21,232	$14,916		42
Corporate & Investment Bank	2,524	3,092	4,092	4,421	3,314		(18)	(24)	14,129	14,925		(5)
Commercial Banking	1,653	1,935	1,208	1,347	1,423		(15)	16	6,143	4,213		46
Asset & Wealth Management	1,217	1,417	1,226	1,367	1,134		(14)	7	5,227	4,365		20
Corporate	(875)	812	2,640	244	581		NM	NM	2,821	(743)		NM
TOTAL NET INCOME	$9,307	$13,151	$14,472	$12,622	$11,008		(29)	(15)	$49,552	$37,676		32

(a) In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2023
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,				2023 Change
	2023		2023	2023	2023	2022	2023	2022	2023		2022	2022
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$250,606	(c)	$241,825	$235,827	$227,144	$218,934	4%	14%
Tier 1 capital	277,354	(c)	268,579	262,585	253,837	245,631	3	13
Total capital	308,558	(c)	300,859	295,281	286,398	277,769	3	11
Risk-weighted assets	1,675,641	(c)	1,692,219	1,706,927	1,647,363	1,653,538	(1)	1
CET1 capital ratio	15.0%	(c)	14.3%	13.8%	13.8%	13.2%
Tier 1 capital ratio	16.6	(c)	15.9	15.4	15.4	14.9
Total capital ratio	18.4	(c)	17.8	17.3	17.4	16.8

Advanced
CET1 capital	$250,606	(c)	$241,825	$235,827	$227,144	$218,934	4	14
Tier 1 capital	277,354	(c)	268,579	262,585	253,837	245,631	3	13
Total capital	295,444	(c)	287,560	281,953	273,122	264,583	3	12
Risk-weighted assets	1,672,649	(c)	1,671,593	1,694,714	1,633,774	1,609,773	—	4
CET1 capital ratio	15.0%	(c)	14.5%	13.9%	13.9%	13.6%
Tier 1 capital ratio	16.6	(c)	16.1	15.5	15.5	15.3
Total capital ratio	17.7	(c)	17.2	16.6	16.7	16.4

Leverage-based capital metrics
Adjusted average assets (b)	$3,831,248	(c)	$3,785,641	$3,796,579	$3,656,598	$3,703,873	1	3
Tier 1 leverage ratio	7.2%	(c)	7.1%	6.9%	6.9%	6.6%

Total leverage exposure	$4,540,849	(c)	$4,500,253	$4,492,761	$4,327,863	$4,367,092	1	4
SLR	6.1%	(c)	6.0%	5.8%	5.9%	5.6%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$514,180	(c)	$496,183	$493,760	$488,245	$486,044	4	6

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$241,825		$235,827	$227,144	$218,934	$209,661	3	15	$218,934		$213,942	2%
Net income applicable to common equity	8,921		12,765	14,099	12,266	10,652	(30)	(16)	48,051		36,081	33
Dividends declared on common stock	(3,064)		(3,080)	(2,948)	(2,963)	(2,972)	1	(3)	(12,055)		(11,893)	(1)
Net purchase of treasury stock	(2,240)		(2,337)	(2,268)	(2,036)	96	4	NM	(8,881)		(1,921)	(362)
Changes in additional paid-in capital	229		321	423	111	179	(29)	28	1,084		629	72
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	4,362		(1,950)	757	2,212	1,865	NM	134	5,381		(11,764)	NM
Translation adjustments, net of hedges	402		(340)	70	197	711	NM	(43)	329		(611)	NM
Fair value hedges	(86)		(5)	11	(21)	(101)	NM	15	(101)		98	NM
Defined benefit pension and other postretirement employee benefit plans	455		(21)	(6)	(55)	(324)	NM	NM	373		(1,241)	NM
Changes related to other CET1 capital adjustments	(198)	(c)	645	(1,455)	(1,501)	(833)	NM	76	(2,509)	(c)	(4,386)	43
Change in Standardized/Advanced CET1 capital	8,781	(c)	5,998	8,683	8,210	9,273	46	(5)	31,672	(c)	4,992	NM
Standardized/Advanced CET1 capital, ending balance	$250,606	(c)	$241,825	$235,827	$227,144	$218,934	4	14	$250,606	(c)	$218,934	14

(a)The capital metrics reflect the CECL capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022, CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 48-53 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 and pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Dec 31, 2023
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2023 Change
	2023	2023	2023	2023	2022	2023	2022	2023	2022	2022
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$300,474	$289,967	$285,112	$275,678	$264,928	4%	13%
Less: Goodwill	52,634	52,492	52,380	52,144	51,662	—	2
Less: Other intangible assets	3,225	3,309	3,629	2,191	1,224	(3)	163
Add: Certain deferred tax liabilities (b)	2,996	3,025	3,097	2,754	2,510	(1)	19
Total tangible common equity	$247,611	$237,191	$232,200	$224,097	$214,552	4	15

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$294,062	$284,798	$277,885	$271,197	$258,770	3	14	$282,056	$253,068	11%
Less: Goodwill	52,538	52,427	52,342	51,716	51,586	—	2	52,258	50,952	3
Less: Other intangible assets	3,254	3,511	2,191	1,296	1,217	(7)	167	2,572	1,112	131
Add: Certain deferred tax liabilities (b)	2,992	3,080	2,902	2,549	2,508	(3)	19	2,883	2,505	15
Total tangible common equity	$241,262	$231,940	$226,254	$220,734	$208,475	4	16	$230,109	$203,509	13

INTANGIBLE ASSETS (period-end)
Goodwill	$52,634	$52,492	$52,380	$52,144	$51,662	—	2
Mortgage servicing rights	8,522	9,109	8,229	7,755	7,973	(6)	7
Other intangible assets	3,225	3,309	3,629	2,191	1,224	(3)	163
Total intangible assets	$64,381	$64,910	$64,238	$62,090	$60,859	(1)	6

(a)Refer to page 29 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q23 Change				2023 Change
	4Q23	3Q23		2Q23	1Q23	4Q22	3Q23	4Q22	2023	2022	2022
EARNINGS PER SHARE
Basic earnings per share
Net income	$9,307	$13,151		$14,472	$12,622	$11,008	(29)%	(15)%	$49,552	$37,676	32%
Less: Preferred stock dividends	386	386		373	356	356	—	8	1,501	1,595	(6)
Net income applicable to common equity	8,921	12,765		14,099	12,266	10,652	(30)	(16)	48,051	36,081	33
Less: Dividends and undistributed earnings allocated to
participating securities	51	80		88	73	54	(36)	(6)	291	189	54
Net income applicable to common stockholders	$8,870	$12,685		$14,011	$12,193	$10,598	(30)	(16)	$47,760	$35,892	33

Total weighted-average basic shares outstanding	2,914.4	2,927.5		2,943.8	2,968.5	2,962.9	—	(2)	2,938.6	2,965.8	(1)
Net income per share	$3.04	$4.33		$4.76	$4.11	$3.58	(30)	(15)	$16.25	$12.10	34

Diluted earnings per share
Net income applicable to common stockholders	$8,870	$12,685		$14,011	$12,193	$10,598	(30)	(16)	$47,760	$35,892	33
Total weighted-average basic shares outstanding	2,914.4	2,927.5		2,943.8	2,968.5	2,962.9	—	(2)	2,938.6	2,965.8	(1)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	4.7	4.6		4.5	4.2	4.2	2	12	4.5	4.2	7
Total weighted-average diluted shares outstanding	2,919.1	2,932.1		2,948.3	2,972.7	2,967.1	—	(2)	2,943.1	2,970.0	(1)
Net income per share	$3.04	$4.33		$4.75	$4.10	$3.57	(30)	(15)	$16.23	$12.09	34

COMMON DIVIDENDS
Cash dividends declared per share	$1.05	$1.05	(c)	$1.00	$1.00	$1.00	—	5	$4.10	$4.00	2
Dividend payout ratio	34%	24%		21%	24%	28%			25%	33%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	15.2	15.6		16.7	22.0	—	(3)	NM	69.5	23.1	201
Average price paid per share of common stock	$151.02	$151.46		$137.20	$133.67	$—	—	NM	$142.31	$135.20	5
Aggregate repurchases of common stock	2,301	2,364		2,293	2,940	—	(3)	NM	9,898	3,122	217

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.8	0.6		0.5	10.0	1.2	33	(33)	11.9	13.3	(11)
Net impact of employee issuances on stockholders’ equity (b)	$308	$368		$467	$1,028	$273	(16)	13	$2,171	$1,818	19

(a)The Firm is authorized to purchase up to $30 billion of common shares under its current repurchase program. In the second half of 2022, as a result of the expected increases in regulatory capital requirements, the Firm temporarily suspended share repurchases. In the first quarter of 2023, the Firm resumed repurchasing shares under its common share repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of SARs.
(c)On September 19, 2023, the Board of Directors declared a quarterly common stock dividend of $1.05 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
										4Q23 Change						2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22		3Q23	4Q22	2023		2022		2022
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$856		$836		$841		$823	$834		2%	3%	$3,356		$3,316		1%
Asset management fees	899	(d)	891	(d)	816	(d)	676	662		1	36	3,282	(d)	2,734		20
Mortgage fees and related income	261		417		274		223	90		(37)	190	1,175		1,236		(5)
Card income	684		626		483		739	694	(f)	9	(1)	2,532		2,469	(f)	3
All other income (a)	1,270	(d)	1,212	(d)	1,129	(d)	1,162	1,189	(f)	5	7	4,773	(d)	5,131	(f)	(7)
Noninterest revenue	3,970		3,982		3,543		3,623	3,469		—	14	15,118		14,886		2
Net interest income	14,127	(d)	14,380	(d)	13,690	(d)	12,833	12,324		(2)	15	55,030	(d)	39,928		38
TOTAL NET REVENUE	18,097		18,362		17,233		16,456	15,793		(1)	15	70,148		54,814		28

Provision for credit losses	2,189	(d)	1,446	(d)	1,862	(d)	1,402	1,845		51	19	6,899	(d)	3,813		81

NONINTEREST EXPENSE
Compensation expense	4,023		3,975		3,628		3,545	3,339		1	20	15,171		13,092		16
Noncompensation expense (b)	5,313		5,130		4,685		4,520	4,573	(f)	4	16	19,648		18,116	(f)	8
TOTAL NONINTEREST EXPENSE	9,336	(d)	9,105	(d)	8,313	(d)	8,065	7,912		3	18	34,819	(d)	31,208		12

Income before income tax expense	6,572		7,811		7,058		6,989	6,036		(16)	9	28,430		19,793		44
Income tax expense	1,784		1,916		1,752		1,746	1,480	(f)	(7)	21	7,198		4,877	(f)	48
NET INCOME	$4,788		$5,895		$5,306		$5,243	$4,556		(19)	5	$21,232		$14,916		42

REVENUE BY LINE OF BUSINESS
Banking & Wealth Management	$10,877	(e)	$11,345	(e)	$10,936	(e)	$10,041	$9,582	(f)	(4)	14	$43,199	(e)	$30,059	(f)	44
Home Lending	1,161	(e)	1,252	(e)	1,007	(e)	720	584		(7)	99	4,140	(e)	3,674		13
Card Services & Auto	6,059		5,765		5,290		5,695	5,627		5	8	22,809		21,081		8

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	82		162		102		75	43		(49)	91	421		497		(15)
Net mortgage servicing revenue (c)	179		255		172		148	47		(30)	281	754		739		2
Mortgage fees and related income	$261		$417		$274		$223	$90		(37)	190	$1,175		$1,236		(5)

FINANCIAL RATIOS
ROE	33%		41%		38%		40%	35%				38%		29%
Overhead ratio	52		50		48		49	50				50		57

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $666 million, $685 million, $704 million, $741 million and $777 million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $2.8 billion and $3.6 billion for the full year 2023 and 2022, respectively.
(b)Included depreciation expense on leased assets of $425 million, $458 million, $445 million, $407 million and $463 million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $1.7 billion and $2.4 billion for the full year 2023 and 2022, respectively.
(c)Included MSR risk management results of $7 million, $111 million, $25 million, $(12) million and $(98) million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $131 million and $93 million for the full year 2023 and 2022, respectively.
(d)Includes First Republic. Refer to page 30 for additional information.
(e)Banking & Wealth Management and Home Lending included revenue associated with First Republic of $745 million and $346 million, respectively, for the three months ended December 31, 2023, $1.0 billion and $351 million, respectively, for the three months ended September 30, 2023, $596 million and $235 million, respectively, for the three months ended June 30, 2023, and $2.3 billion and $932 million, respectively, for the full year 2023.
(f)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS										FULL YEAR
									4Q23 Change					2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22	3Q23	4Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$642,951		$626,196		$620,193		$506,382	$514,085	3%	25%	$642,951		$514,085	25%

Loans:
Banking & Wealth Management (a)	31,142	(d)	30,574	(d)	30,959	(d)	28,038	29,008	2	7	31,142	(d)	29,008	7
Home Lending (b)	259,181	(d)	261,858	(d)	262,432	(d)	172,058	172,554	(1)	50	259,181	(d)	172,554	50
Card Services	211,175		196,955		191,353		180,079	185,175	7	14	211,175		185,175	14
Auto	77,705		74,831		73,587		69,556	68,191	4	14	77,705		68,191	14
Total loans	579,203		564,218		558,331		449,731	454,928	3	27	579,203		454,928	27

Deposits	1,094,738	(e)	1,136,884	(e)	1,173,514	(e)	1,147,474	1,131,611	(4)	(3)	1,094,738	(e)	1,131,611	(3)
Equity	55,500		55,500		55,500		52,000	50,000	—	11	55,500		50,000	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$629,744		$622,760		$576,417		$506,775	$504,859	1	25	$584,367		$497,263	18

Loans:
Banking & Wealth Management	30,718	(f)	30,686	(f)	30,628	(f)	28,504	29,412	—	4	30,142	(f)	31,545	(4)
Home Lending (c)	261,394	(f)	264,041	(f)	229,569	(f)	172,124	174,487	(1)	50	232,115	(f)	176,285	32
Card Services	202,685		195,245		187,028		180,451	177,026	4	14	191,424		163,335	17
Auto	76,409		74,358		71,083		68,744	67,623	3	13	72,674		68,098	7
Total loans	571,206		564,330		518,308		449,823	448,548	1	27	526,355		439,263	20

Deposits	1,092,432	(g)	1,143,539	(g)	1,157,309	(g)	1,112,967	1,142,523	(4)	(4)	1,126,552	(g)	1,162,680	(3)
Equity	55,500		55,500		54,346		52,000	50,000	—	11	54,349		50,000	9

Employees	141,640		141,125		137,087		135,983	135,347	—	5	141,640		135,347	5

(a)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022 included $94 million, $129 million, $163 million, $205 million and $350 million of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, Home Lending loans held-for-sale and loans at fair value were $3.4 billion, $4.1 billion, $3.9 billion, $4.2 billion and $3.0 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $4.7 billion, $5.7 billion, $5.3 billion, $3.5 billion and $4.5 billion for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $4.8 billion and $7.3 billion for the full year 2023 and 2022, respectively.
(d)At December 31, 2023, included $4.0 billion and $90.7 billion for Banking & Wealth Management and Home Lending, respectively, $3.1 billion and $91.2 billion, respectively, at September 30, 2023, and $3.4 billion and $91.3 billion, respectively, at June 30, 2023, associated with First Republic.
(e)Includes First Republic. In the fourth quarter of 2023, CCB transferred certain deposits associated with First Republic to AWM, CB, and CIB. Refer to page 30 for additional information.
(f)Average Banking & Wealth Management and Home Lending loans associated with First Republic were $3.4 billion and $91.1 billion, respectively, for the three months ended December 31, 2023, $3.2 billion and $91.1 billion, respectively, for the three months ended September 30, 2023, $2.7 billion and $57.2 billion, respectively, for the three months ended June 30, 2023, and $2.4 billion and $60.2 billion, respectively, for the full year 2023.
(g)Average deposits associated with First Republic were $42.9 billion, $66.7 billion and $47.2 billion for the three months ended December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and $39.4 billion for the full year 2023.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q23 Change				2023 Change
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	2023	2022	2022
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,740	$3,690	$3,823	$3,835	$3,899	1%	(4)%	$3,740	$3,899	(4)%
Net charge-offs/(recoveries)
Banking & Wealth Management	81	88	92	79	95	(8)	(15)	340	370	(8)
Home Lending	6	(16)	(28)	(18)	(33)	NM	NM	(56)	(229)	76
Card Services	1,426	1,227	1,124	922	725	16	97	4,699	2,403	96
Auto	125	100	63	69	58	25	116	357	144	148
Total net charge-offs/(recoveries)	$1,638	$1,399	$1,251	$1,052	$845	17	94	$5,340	$2,688	99
Net charge-off/(recovery) rate
Banking & Wealth Management (c)	1.05%	1.14%	1.20%	1.12%	1.28%			1.13%	1.17%
Home Lending	0.01	(0.02)	(0.05)	(0.04)	(0.08)			(0.02)	(0.14)
Card Services	2.79	2.49	2.41	2.07	1.62			2.45	1.47
Auto	0.65	0.53	0.36	0.41	0.34			0.49	0.21
Total net charge-off/(recovery) rate	1.15	0.99	0.98	0.96	0.75			1.02	0.62

30+ day delinquency rate
Home Lending (d)(e)	0.66%	0.59%	0.58%	0.81%	0.83%			0.66%	0.83%
Card Services	2.14	1.94	1.70	1.68	1.45			2.14	1.45
Auto	1.19	1.13	0.92	0.90	1.01			1.19	1.01

90+ day delinquency rate - Card Services	1.05	0.94	0.84	0.83	0.68			1.05	0.68

Allowance for loan losses
Banking & Wealth Management	$685	$686	$731	$720	$722	—	(5)	$685	$722	(5)
Home Lending	578 (f)	573 (f)	777 (f)	427	867	1	(33)	578 (f)	867	(33)
Card Services	12,453	11,901	11,600	11,400	11,200	5	11	12,453	11,200	11
Auto	742	742	717	716	715	—	4	742	715	4
Total allowance for loan losses	$14,458	$13,902	$13,825	$13,263 (g)	$13,504	4	7	$14,458	$13,504	7

(a)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $123 million, $123 million, $139 million, $164 million and $187 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic.
(c)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, included $94 million, $129 million, $163 million, $205 million and $350 million of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(d)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic was $29 million, $89 million, $177 million, $353 million and $449 million in Home Lending, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(e)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $176 million, $175 million, $195 million, $219 million and $258 million, respectively. These amounts have been excluded based upon the government guarantee.
(f)At December 31, 2023, September 30, 2023, and June 30, 2023, included $396 million, $396 million, and $377 million allowance, respectively, associated with First Republic.
(g)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance resulted in a net decrease in the allowance for loan losses of $591 million, driven by residential real estate and credit card. Refer to Credit-related information on pages 27-28, and Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for further information.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS										FULL YEAR
									4Q23 Change					2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22	3Q23	4Q22	2023		2022	2022
BUSINESS METRICS
Number of:
Branches	4,897		4,863		4,874		4,784	4,787	1%	2%	4,897		4,787	2%
Active digital customers (in thousands) (a)	66,983	(f)	66,765	(f)	65,559	(f)	64,998	63,136	—	6	66,983	(f)	63,136	6
Active mobile customers (in thousands) (b)	53,828	(f)	53,221	(f)	51,963	(f)	50,933	49,710	1	8	53,828	(f)	49,710	8

Debit and credit card sales volume (in billions)	$441.0		$426.3		$424.0		$387.3	$411.1	3	7	$1,678.6		$1,555.4	8
Total payments transaction volume (in trillions) (c)	1.5	(f)	1.5	(f)	1.5	(f)	1.4	1.4	—	7	5.9	(f)	5.6	5

Banking & Wealth Management
Average deposits	$1,077,725	(g)	$1,127,807	(g)	$1,142,755	(g)	$1,098,494	$1,126,420	(4)	(4)	$1,111,682	(g)	$1,145,727	(3)
Deposit margin	2.82%		2.92%		2.83%		2.78%	2.48%			2.84%		1.71%
Business Banking average loans	$19,511		$19,520		$19,628		$19,884	$20,467	—	(5)	$19,634		$22,314	(12)
Business Banking origination volume	1,130		1,321		1,275		1,027	1,081	(14)	5	4,753		4,282	11
Client investment assets (d)	951,115		882,253		892,897		690,819	647,120	8	47	951,115		647,120	47
Number of client advisors	5,456		5,424		5,153		5,125	5,029	1	8	5,456		5,029	8

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$4.7	(h)	$6.8	(h)	$7.3	(h)	$3.6	$4.6	(31)	2	$22.4	(h)	$38.5	(42)
Correspondent	2.5		4.2		3.9		2.1	2.1	(40)	19	12.7		26.9	(53)
Total mortgage origination volume (e)	$7.2		$11.0		$11.2		$5.7	$6.7	(35)	7	$35.1		$65.4	(46)
Third-party mortgage loans serviced (period-end)	631.2		637.8		604.5		575.9	584.3	(1)	8	631.2		584.3	8
MSR carrying value (period-end)	8.5		9.1		8.2		7.7	8.0	(7)	6	8.5		8.0	6

Card Services
Sales volume, excluding commercial card (in billions)	$307.2		$296.2		$294.0		$266.2	$284.8	4	8	1,163.6		1,064.7	9
Net revenue rate	9.82%		9.60%		9.11%		10.38%	10.06%			9.72%		9.87%
Net yield on average loans	9.70		9.54		9.31		9.89	9.78			9.61		9.77

Auto
Loan and lease origination volume (in billions)	$9.9		$10.2		$12.0		$9.2	$7.5	(3)	32	$41.3		$30.4	36
Average auto operating lease assets	10,440		10,701		11,015		11,538	12,333	(2)	(15)	10,920		14,259	(23)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 21-23 for additional information. At December 31, 2023, September 30, 2023, and June 30, 2023, included $144.6 billion, $140.6 billion and $150.9 billion of client investment assets associated with First Republic, respectively.
(e)Firmwide mortgage origination volume was $8.6 billion, $13.0 billion, $13.0 billion, $6.8 billion and $8.5 billion for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $41.4 billion and $81.8 billion for the full year 2023 and 2022, respectively.
(f)Excludes First Republic.
(g)Included $42.9 billion, $66.7 billion, and $47.2 billion for the three months ended December 31, 2023 September 30, 2023, and June 30, 2023, respectively, and $39.4 billion for the full year 2023, associated with First Republic.
(h)Included $410 million, $730 million, and $1.1 billion for the three months ended December 31, 2023 September 30, 2023, and June 30, 2023, respectively, and $2.3 billion for the full year 2023, associated with First Republic.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS								FULL YEAR
							4Q23 Change					2023 Change
	4Q23	3Q23	2Q23	1Q23	4Q22		3Q23	4Q22	2023	2022		2022
INCOME STATEMENT
REVENUE
Investment banking fees (a)	$1,654	$1,717	$1,557	$1,654	$1,467		(4)%	13%	$6,582	$6,929		(5)%
Principal transactions	3,648	5,918	6,697	7,408	4,397		(38)	(17)	23,671	19,926		19
Lending- and deposit-related fees	585	556	533	539	548		5	7	2,213	2,419		(9)
Commissions and other fees	1,194	1,174	1,219	1,234	1,200		2	(1)	4,821	5,058		(5)
Card income	361	374	400	315	353	(d)	(3)	2	1,450	1,249	(d)	16
All other income	678	131	396	373	147	(d)	418	361	1,578	621	(d)	154
Noninterest revenue	8,120	9,870	10,802	11,523	8,112		(18)	—	40,315	36,202		11
Net interest income	2,838	1,860	1,717	2,077	2,486		53	14	8,492	11,900		(29)
TOTAL NET REVENUE (b)	10,958	11,730	12,519	13,600	10,598		(7)	3	48,807	48,102		1

Provision for credit losses	210	(185)	38	58	141		NM	49	121	1,158		(90)

NONINTEREST EXPENSE
Compensation expense	3,374	3,425	3,461	4,085	3,091		(1)	9	14,345	13,918		3
Noncompensation expense	3,400	4,018	3,433	3,398	3,404	(d)	(15)	—	14,249	13,432	(d)	6
TOTAL NONINTEREST EXPENSE	6,774	7,443	6,894	7,483	6,495		(9)	4	28,594	27,350		5

Income before income tax expense	3,974	4,472	5,587	6,059	3,962		(11)	—	20,092	19,594		3
Income tax expense	1,450	1,380	1,495	1,638	648	(d)	5	124	5,963	4,669	(d)	28
NET INCOME	$2,524	$3,092	$4,092	$4,421	$3,314		(18)	(24)	$14,129	$14,925		(5)

FINANCIAL RATIOS
ROE	9%	11%	15%	16%	12%				13%	14%
Overhead ratio	62	63	55	55	61				59	57
Compensation expense as percentage of total net revenue	31	29	28	30	29				29	29

REVENUE BY BUSINESS
Investment Banking	$1,576	$1,613	$1,494	$1,560	$1,389		(2)	13	$6,243	$6,510		(4)
Payments	2,332	2,094	2,451	2,396	2,120	(d)	11	10	9,273	7,579	(d)	22
Lending	150	291	299	267	323		(48)	(54)	1,007	1,377		(27)
Total Banking	4,058	3,998	4,244	4,223	3,832		2	6	16,523	15,466		7
Fixed Income Markets	4,033	4,514	4,567	5,699	3,739		(11)	8	18,813	18,617		1
Equity Markets	1,778	2,067	2,451	2,683	1,931		(14)	(8)	8,979	10,367		(13)
Securities Services	1,191	1,212	1,221	1,148	1,159		(2)	3	4,772	4,488		6
Credit Adjustments & Other (c)	(102)	(61)	36	(153)	(63)		(67)	(62)	(280)	(836)		67
Total Markets & Securities Services	6,900	7,732	8,275	9,377	6,766		(11)	2	32,284	32,636		(1)
TOTAL NET REVENUE	$10,958	$11,730	$12,519	$13,600	$10,598		(7)	3	$48,807	$48,102		1

(a)Includes CB's share of revenue from investment banking products sold to CB clients through the CIB that is subject to a revenue sharing arrangement which is reported as a reduction in All other income.
(b)Includes tax-equivalent adjustments, predominantly due to income tax credits and other tax benefits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; and tax-exempt income from municipal bonds of $1.2 billion, $643 million, $953 million, $839 million and $854 million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $3.6 billion and $3.0 billion for the full year 2023 and 2022, respectively.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(d)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)
	QUARTERLY TRENDS							FULL YEAR
						4Q23 Change				2023 Change
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	2023	2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,338,168	$1,446,231	$1,432,054	$1,436,237	$1,334,296	(7)%	—%	$1,338,168	$1,334,296	—%
Loans:
Loans retained (a)	197,523	194,255	194,450	187,133	187,642	2	5	197,523	187,642	5
Loans held-for-sale and loans at fair value (b)	38,919	39,069	38,959	38,335	42,304	—	(8)	38,919	42,304	(8)
Total loans	236,442	233,324	233,409	225,468	229,946	1	3	236,442	229,946	3

Equity	108,000	108,000	108,000	108,000	103,000	—	5	108,000	103,000	5

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,401,288	$1,423,182	$1,461,857	$1,429,662	$1,384,255	(2)	1	$1,428,904	$1,406,250	2
Trading assets - debt and equity instruments	490,329	522,845	533,082	488,767	406,692	(6)	21	508,799	405,916	25
Trading assets - derivative receivables	62,454	65,774	63,094	64,016	77,669	(5)	(20)	63,836	77,802	(18)
Loans:
Loans retained (a)	193,870	193,683	189,153	185,572	182,873	—	6	190,601	172,627	10
Loans held-for-sale and loans at fair value (b)	39,438	39,227	38,132	42,569	42,895	1	(8)	39,831	46,846	(15)
Total loans	233,308	232,910	227,285	228,141	225,768	—	3	230,432	219,473	5

Deposits	764,438	726,617	722,818	699,586	707,541	5	8	728,537	739,700	(2)
Equity	108,000	108,000	108,000	108,000	103,000	—	5	108,000	103,000	5

Employees	74,404	74,900	74,822	74,352	73,452	(1)	1	74,404	73,452	1

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$121	$45	$56	$50	$7	169	NM	$272	$82	232
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	866	978	924	832	718	(11)	21	866	718	21
Nonaccrual loans held-for-sale and loans at fair value (d)	828	801	818	808	848	3	(2)	828	848	(2)
Total nonaccrual loans	1,694	1,779	1,742	1,640	1,566	(5)	8	1,694	1,566	8

Derivative receivables	364	293	286	291	296	24	23	364	296	23
Assets acquired in loan satisfactions	115	126	133	86	87	(9)	32	115	87	32
Total nonperforming assets	2,173	2,198	2,161	2,017	1,949	(1)	11	2,173	1,949	11
Allowance for credit losses:
Allowance for loan losses	2,321	2,414	2,531	2,454	2,292	(4)	1	2,321	2,292	1
Allowance for lending-related commitments	1,048	1,095	1,207	1,301	1,448	(4)	(28)	1,048	1,448	(28)
Total allowance for credit losses	3,369	3,509	3,738	3,755	3,740	(4)	(10)	3,369	3,740	(10)

Net charge-off/(recovery) rate (a)(e)	0.25%	0.09%	0.12%	0.11%	0.02%			0.14%	0.05%
Allowance for loan losses to period-end loans retained (a)	1.18	1.24	1.30	1.31	1.22			1.18	1.22
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.64	1.74	1.86	1.81	1.67			1.64	1.67
Allowance for loan losses to nonaccrual loans retained (a)(c)	268	247	274	295	319			268	319
Nonaccrual loans to total period-end loans	0.72	0.76	0.75	0.73	0.68			0.72	0.68

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $95 million, $182 million, $145 million, $153 million and $104 million were held against these nonaccrual loans at December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
(d)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $59 million, $65 million, $76 million, $99 million and $115 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q23 Change				2023 Change
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	2023	2022	2022
BUSINESS METRICS
Advisory	$751	$767	$540	$756	$738	(2)%	2%	$2,814	$3,051	(8)%
Equity underwriting	324	274	318	235	250	18	30	1,151	1,034	11
Debt underwriting	579	676	699	663	479	(14)	21	2,617	2,844	(8)
Total investment banking fees	$1,654	$1,717	$1,557	$1,654	$1,467	(4)	13	$6,582	$6,929	(5)

Client deposits and other third-party liabilities (average) (a)	660,750	638,119	647,479	633,729	649,694	4	2	645,074	687,391	(6)

Merchant processing volume (in billions) (b)	639	610	600	559	583	5	10	2,408	2,158	12

Assets under custody (“AUC”) (period-end) (in billions)	$32,392	$29,725	$30,424	$29,725	$28,635	9	13	$32,392	$28,635	13

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$35	$49	$57	$56	$66	(29)	(47)
Foreign exchange	10	17	12	10	11	(41)	(9)
Equities	5	7	8	7	13	(29)	(62)
Commodities and other	8	10	12	15	18	(20)	(56)
Diversification benefit to CIB trading VaR (d)	(29)	(48)	(48)	(44)	(50)	40	42
CIB trading VaR (c)	29	35	41	44	58	(17)	(50)
Credit Portfolio VaR (e)	16	15	14	11	10	7	60
Diversification benefit to CIB VaR (d)	(13)	(12)	(11)	(10)	(8)	(8)	(63)
CIB VaR	$32	$38	$44	$45	$60	(16)	(47)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents Firmwide merchant processing volume.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 133–135 of the Firm’s 2022 Form 10-K for further information, and pages 84–86 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In the first quarter of 2022, in line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS										FULL YEAR
									4Q23 Change					2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22	3Q23	4Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$324	(e)	$410	(e)	$249		$227	$243	(21)%	33%	$1,210	(e)	$1,243	(3)%
Card income	191		198		201		173	171	(4)	12	763		685	11%
All other income	391		364		385		381	315	7	24	1,521		1,408	8
Noninterest revenue	906		972		835		781	729	(7)	24	3,494		3,336	5
Net interest income	3,110	(e)	3,059	(e)	3,153	(e)	2,730	2,675	2	16	12,052	(e)	8,197	47
TOTAL NET REVENUE (a)	4,016		4,031		3,988		3,511	3,404	—	18	15,546		11,533	35

Provision for credit losses	366	(e)	90	(e)	1,097	(e)	417	284	307	29	1,970	(e)	1,268	55

NONINTEREST EXPENSE
Compensation expense	733	(e)	730	(e)	656		641	607	—	21	2,760	(e)	2,296	20
Noncompensation expense	662		645		644		667	647	3	2	2,618		2,423	8
TOTAL NONINTEREST EXPENSE	1,395		1,375		1,300		1,308	1,254	1	11	5,378		4,719	14

Income before income tax expense	2,255		2,566		1,591		1,786	1,866	(12)	21	8,198		5,546	48
Income tax expense	602		631		383		439	443	(5)	36	2,055		1,333	54
NET INCOME	$1,653		$1,935		$1,208		$1,347	$1,423	(15)	16	$6,143		$4,213	46

REVENUE BY PRODUCT
Lending	$1,629	(e)	$1,662	(e)	$1,480	(e)	$1,222	$1,185	(2)	37	$5,993	(e)	$4,524	32
Payments (b)	2,045		2,045		2,188		1,972	1,937	—	6	8,250		5,691	45
Investment banking (b)(c)	298		290		273		306	248	3	20	1,167		1,064	10
Other	44		34		47		11	34	29	29	136		254	(46)
TOTAL NET REVENUE (a)	$4,016		$4,031		$3,988		$3,511	$3,404	—	18	$15,546		$11,533	35

Investment Banking and Markets revenue, gross (d)	$924		$821		$767		$881	$700	13	32	$3,393		$2,978	14

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,898	(f)	$1,876	(f)	$1,916	(f)	$1,681	$1,619	1	17	$7,371	(f)	$5,134	44
Corporate Client Banking	1,164		1,208		1,229		1,176	1,109	(4)	5	4,777		3,918	22
Commercial Real Estate Banking	939	(f)	921	(f)	806	(f)	642	666	2	41	3,308	(f)	2,461	34
Other	15		26		37		12	10	(42)	50	90		20	350
TOTAL NET REVENUE (a)	$4,016		$4,031		$3,988		$3,511	$3,404	—	18	$15,546		$11,533	35

FINANCIAL RATIOS
ROE	21%		25%		16%		18%	22%			20%		16%
Overhead ratio	35		34		33		37	37			35		41

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $108 million, $103 million, $89 million, $82 million and $100 million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $382 million and $322 million for the full year 2023 and 2022, respectively.
(b)In the third quarter of 2023, certain revenue from CIB Markets products was reclassified from payments to investment banking. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from Investment Banking and Markets’ products sold to CB clients through the CIB which is reported in All other income.
(d)Includes gross revenues earned by the Firm that are subject to a revenue sharing arrangement between CB and the CIB for Investment Banking and Markets’ products sold to CB clients. This includes revenues related to fixed income and equity markets products. Refer to page 61 of the Firm’s 2022 Form 10-K for discussion of revenue sharing.
(e)Includes First Republic. Refer to page 30 for additional information.
(f)Middle Market Banking and Commercial Real Estate Banking included $75 million and $284 million, respectively, for the three months ended December 31, 2023, $93 million and $273 million, respectively, for the three months ended September 30, 2023, $48 million and $130 million, respectively, for the three months ended June 30, 2023, and $216 million and $687 million, respectively, for the full year 2023, associated with First Republic.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee and ratio data)	QUARTERLY TRENDS										FULL YEAR
									4Q23 Change					2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22	3Q23	4Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$300,325		$300,367		$305,280		$261,181	$257,106	—%	17%	$300,325		$257,106	17%
Loans:
Loans retained	277,663	(d)	281,389	(d)	282,124	(d)	238,752	233,879	(1)	19	277,663	(d)	233,879	19
Loans held-for-sale and loans at fair value	545		915		1,540		1,538	707	(40)	(23)	545		707	(23)
Total loans	$278,208		$282,304		$283,664		$240,290	$234,586	(1)	19	$278,208		$234,586	19
Equity	30,000		30,000		30,000		28,500	25,000	—	20	30,000		25,000	20

Period-end loans by client segment
Middle Market Banking (a)	$78,043	(e)	$78,955	(e)	$79,885	(e)	$73,329	$72,625	(1)	7	$78,043	(e)	$72,625	7
Corporate Client Banking	56,132		59,645		60,511		58,256	53,840	(6)	4	56,132		53,840	4
Commercial Real Estate Banking	143,507	(e)	143,413	(e)	142,897	(e)	108,582	107,999	—	33	143,507	(e)	107,999	33
Other	526		291		371		123	122	81	331	526		122	331
Total loans (a)	$278,208		$282,304		$283,664		$240,290	$234,586	(1)	19	$278,208		$234,586	19

SELECTED BALANCE SHEET DATA (average)
Total assets	$302,429		$301,964		$290,875		$255,468	$253,007	—	20	$287,851		$243,108	18
Loans:
Loans retained	280,009	(f)	281,602	(f)	270,091	(f)	236,808	234,654	(1)	19	267,285	(f)	222,388	20
Loans held-for-sale and loans at fair value	977		1,378		726		1,155	673	(29)	45	1,060		1,350	(21)
Total loans	$280,986		$282,980		$270,817		$237,963	$235,327	(1)	19	$268,345		$223,738	20
Deposits	267,788	(g)	262,148		275,196		265,943	278,876	2	(4)	267,758	(g)	294,180	(9)
Equity	30,000		30,000		29,505		28,500	25,000	—	20	29,507		25,000	18

Average loans by client segment
Middle Market Banking	$78,601	(h)	$78,774	(h)	$78,037	(h)	$73,030	$72,109	—	9	$77,130	(h)	$67,830	14
Corporate Client Banking	58,480		60,816		59,159		56,581	55,137	(4)	6	58,770		50,281	17
Commercial Real Estate Banking	143,456	(h)	142,955	(h)	133,394	(h)	108,143	107,831	—	33	132,114	(h)	105,459	25
Other	449		435		227		209	250	3	80	331		168	97
Total loans	$280,986		$282,980		$270,817		$237,963	$235,327	(1)	19	$268,345		$223,738	20

Employees	17,867		17,281		15,991		15,026	14,687	3	22	17,867		14,687	22

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$126		$53		$100		$37	$35	138	260	$316		$84	276
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	809		889		1,068		918	766	(9)	6	809		766	6
Nonaccrual loans held-for-sale and loans
at fair value	—		24		—		—	—	NM	—	—		—	—
Total nonaccrual loans	809		913		1,068		918	766	(11)	6	809		766	6

Assets acquired in loan satisfactions	54		47		—		—	—	15	NM	54		—	NM
Total nonperforming assets	863		960		1,068		918	766	(10)	13	863		766	13
Allowance for credit losses:
Allowance for loan losses	5,005		4,721		4,729		3,566	3,324	6	51	5,005		3,324	51
Allowance for lending-related commitments	801		845		801		966	830	(5)	(3)	801		830	(3)
Total allowance for credit losses	5,806	(i)	5,566	(i)	5,530	(i)	4,532	4,154	4	40	5,806	(i)	4,154	40

Net charge-off/(recovery) rate (c)	0.18%		0.07%		0.15%		0.06%	0.06%			0.12%		0.04%
Allowance for loan losses to period-end loans retained	1.80		1.68		1.68		1.49	1.42			1.80		1.42
Allowance for loan losses to nonaccrual loans retained (b)	619		531		443		388	434			619		434
Nonaccrual loans to period-end total loans	0.29		0.32		0.38		0.38	0.33			0.29		0.33

(a)As of December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, total loans included $36 million, $48 million, $65 million, $88 million, and $132 million of loans, respectively, under the PPP, of which $32 million, $43 million, $60 million, $80 million, and $123 million, were in Middle Market Banking, respectively. Refer to pages 108–109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $156 million, $164 million, $205 million, $170 million and $153 million was held against nonaccrual loans retained at December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(d)Includes First Republic. Refer to page 30 for additional information.
(e)As of December 31, 2023, included $5.9 billion and $32.6 billion for Middle Market Banking and Commercial Real Estate Banking, respectively, as of September 30, 2023, included $6.1 billion and $32.7 billion, respectively, and as of June 30, 2023, included $6.2 billion and $33.3 billion, respectively associated with First Republic.
(f)Average loans retained associated with First Republic were $39.0 billion, $39.0 billion, and $28.6 billion for the three months ended December 31, 2023, September 30, 2023, and June 30, 2023 respectively, and $26.8 billion for the full year 2023.
(g)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 30 for additional information.
(h)Average Middle Market Banking and Commercial Real Estate Banking loans associated with First Republic were $6.3 billion and $32.7 billion respectively, for the three months ended December 31, 2023, $6.2 billion and $32.8 billion, respectively, for the three months ended September 30, 2023, $4.4 billion and $24.2 billion, respectively, for the three months ended June 30, 2023, and $4.2 billion and $22.5 billion, respectively, for the full year 2023.
(i)As of December 31, 2023, September 30, 2023, and June 30, 2023, included $729 million, $630 million, and $608 million allowance, respectively, for First Republic.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS											FULL YEAR
										4Q23 Change						2023 Change
	4Q23		3Q23		2Q23		1Q23		4Q22	3Q23	4Q22	2023		2022		2022
INCOME STATEMENT
REVENUE
Asset management fees	$3,137		$2,975	(b)	$2,932	(b)	$2,782	(b)	$2,825	5%	11%	$11,826		$11,510	(b)	3%
Commissions and other fees	153		190	(b)	194	(b)	160	(b)	151	(19)	1	697		662	(b)	5
All other income	148	(a)	266	(a)	232	(a)	391		82	(44)	80	1,037	(a)	335		210
Noninterest revenue	3,438		3,431		3,358		3,333		3,058	—	12	13,560		12,507		8
Net interest income	1,657	(a)	1,574	(a)	1,585	(a)	1,451		1,530	5	8	6,267	(a)	5,241		20
TOTAL NET REVENUE	5,095		5,005		4,943		4,784		4,588	2	11	19,827		17,748		12

Provision for credit losses	(1)	(a)	(13)	(a)	145	(a)	28		32	92	NM	159	(a)	128		24

NONINTEREST EXPENSE
Compensation expense	1,857		1,777		1,746		1,735		1,649	5	13	7,115		6,336		12
Noncompensation expense	1,531		1,361		1,417		1,356		1,373	12	12	5,665		5,493		3
TOTAL NONINTEREST EXPENSE	3,388	(a)	3,138		3,163		3,091		3,022	8	12	12,780		11,829		8

Income before income tax expense	1,708		1,880		1,635		1,665		1,534	(9)	11	6,888		5,791		19
Income tax expense	491		463		409		298		400	6	23	1,661		1,426		16
NET INCOME	$1,217		$1,417		$1,226		$1,367		$1,134	(14)	7	$5,227		$4,365		20

REVENUE BY LINE OF BUSINESS
Asset Management	$2,403		$2,164		$2,128		$2,434		$2,158	11	11	$9,129		$8,818		4
Global Private Bank	2,692	(a)	2,841	(a)	2,815	(a)	2,350		2,430	(5)	11	10,698	(a)	8,930		20
TOTAL NET REVENUE	$5,095		$5,005		$4,943		$4,784		$4,588	2	11	$19,827		$17,748		12

FINANCIAL RATIOS
ROE	28%		32%		29%		34%		26%			31%		25%
Overhead ratio	66		63		64		65		66			64		67
Pretax margin ratio:
Asset Management	29		29		27		37		27			31		30
Global Private Bank	37		44		37		33		39			38		35
Asset & Wealth Management	34		38		33		35		33			35		33

Employees	28,485		28,083		26,931		26,773		26,041	1	9	28,485		26,041		9

Number of Global Private Bank client advisors	3,515		3,443		3,214		3,189		3,137	2	12	3,515		3,137		12

(a)Includes First Republic. Refer to page 30 for additional information.
(b)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS										FULL YEAR
									4Q23 Change					2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22	3Q23	4Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$245,512		$249,866		$247,118		$232,516	$232,037	(2)%	6%	$245,512		$232,037	6%
Loans	227,929	(a)	228,114	(a)	222,493	(a)	211,140	214,006	—	7	227,929	(a)	214,006	7
Deposits	233,232	(a)	215,152		199,763		225,831	233,130	8	—	233,232	(a)	233,130	—
Equity	17,000		17,000		17,000		16,000	17,000	—	—	17,000		17,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$247,202		$245,616		$238,987		$228,823	$230,149	1	7	$240,222		$232,438	3
Loans	227,042	(b)	223,760	(b)	219,469	(b)	211,469	214,150	1	6	220,487	(b)	215,582	2
Deposits	226,640	(a)	201,975		211,872		224,354	236,965	12	(4)	216,178	(a)	261,489	(17)
Equity	17,000		17,000		16,670		16,000	17,000	—	—	16,671		17,000	(2)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$12		$1		$2		$(2)	$(2)	NM	NM	$13		$(7)	NM
Nonaccrual loans	650		621		615		477	459	5	42	650		459	42
Allowance for credit losses:
Allowance for loan losses	633		642		649		526	494	(1)	28	633		494	28
Allowance for lending-related commitments	28		32		39		19	20	(13)	40	28		20	40
Total allowance for credit losses	661	(c)	674	(c)	688	(c)	545	514	(2)	29	661	(c)	514	29
Net charge-off/(recovery) rate	0.02%		—%		—%		—%	—%			0.01%		—%
Allowance for loan losses to period-end loans	0.28		0.28		0.29		0.25	0.23			0.28		0.23
Allowance for loan losses to nonaccrual loans	97		103		106		110	108			97		108
Nonaccrual loans to period-end loans	0.29		0.27		0.28		0.23	0.21			0.29		0.21

(a)Includes First Republic. In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 30 for additional information.
(b)Included $11.7 billion, $13.0 billion, and $9.7 billion for the three months ended December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and $8.7 billion for the full year 2023, associated with First Republic.
(c)At December 31, 2023, September 30, 2023, and June 30, 2023, included $128 million, $115 million, and $146 million allowance, respectively, associated with First Republic.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2023
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2023 Change
CLIENT ASSETS	2023	2023	2023	2023	2022	2023	2022	2023	2022	2022
Assets by asset class
Liquidity	$926	$867	$826	$761	$654	7%	42%	$926	$654	42%
Fixed income	751	707	718	682	638	6	18	751	638	18
Equity	868	780	792	733	670	11	30	868	670	30
Multi-asset	680	626	647	627	603	9	13	680	603	13
Alternatives	197	206	205	203	201	(4)	(2)	197	201	(2)
TOTAL ASSETS UNDER MANAGEMENT	3,422	3,186	3,188	3,006	2,766	7	24	3,422	2,766	24
Custody/brokerage/administration/deposits	1,590	1,458	1,370	1,341	1,282	9	24	1,590	1,282	24
TOTAL CLIENT ASSETS (a)	$5,012	$4,644	$4,558	$4,347	$4,048	8	24	$5,012	$4,048	24

Assets by client segment
Private Banking	$974	$888	$881	$826	$751	10	30	$974	$751	30
Global Institutional	1,488	1,424	1,423	1,347	1,252	4	19	1,488	1,252	19
Global Funds	960	874	884	833	763	10	26	960	763	26
TOTAL ASSETS UNDER MANAGEMENT	$3,422	$3,186	$3,188	$3,006	$2,766	7	24	$3,422	$2,766	24

Private Banking	$2,452	$2,249	$2,170	$2,090	$1,964	9	25	$2,452	$1,964	25
Global Institutional	1,594	1,514	1,497	1,417	1,314	5	21	1,594	1,314	21
Global Funds	966	881	891	840	770	10	25	966	770	25
TOTAL CLIENT ASSETS (a)	$5,012	$4,644	$4,558	$4,347	$4,048	8	24	$5,012	$4,048	24

Assets under management rollforward
Beginning balance	$3,186	$3,188	$3,006	$2,766	$2,616			$2,766	$3,113
Net asset flows:
Liquidity	49	40	60	93	33			242	(55)
Fixed income	6	1	37	26	8			70	13
Equity	12	16	20	22	9			70	35
Multi-asset	(1)	1	3	(2)	(7)			1	(9)
Alternatives	(5)	2	1	1	—			(1)	8
Market/performance/other impacts	175	(62)	61	100	107			274	(339)
Ending balance	$3,422	$3,186	$3,188	$3,006	$2,766			$3,422	$2,766

Client assets rollforward
Beginning balance	$4,644	$4,558	$4,347	$4,048	$3,823			$4,048	$4,295
Net asset flows	94	132	112	152	70			490	49
Market/performance/other impacts	274	(46)	99	147	155			474	(296)
Ending balance	$5,012	$4,644	$4,558	$4,347	$4,048			$5,012	$4,048

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS											FULL YEAR
										4Q23 Change					2023 Change
	4Q23		3Q23		2Q23		1Q23	4Q22		3Q23	4Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Principal transactions	$(21)		$128		$113		$82	$(7)		NM	(200)%	$302		$(227)	NM
Investment securities losses	(743)		(669)		(900)		(868)	(874)		(11)	15%	(3,180)		(2,380)	(34)%
All other income	96	(e)	116	(e)	2,767	(e)	31	766	(j)	(17)	(87)	3,010	(e)	809	272%
Noninterest revenue	(668)		(425)		1,980		(755)	(115)		(57)	(481)	132		(1,798)	NM
Net interest income	2,445	(e)	1,983	(e)	1,738	(e)	1,740	1,298		23	88	7,906	(e)	1,878	321
TOTAL NET REVENUE (a)	1,777		1,558		3,718		985	1,183		14	50	8,038		80	NM

Provision for credit losses	(2)		46		(243)		370	(14)		NM	86	171		22	NM

NONINTEREST EXPENSE	3,593	(e)(f)	696	(e)	1,152	(e)	160	339		416	NM	5,601	(e)(f)	1,034	442
Income/(loss) before income tax expense/(benefit)	(1,814)		816		2,809		455	858		NM	NM	2,266		(976)	NM
Income tax expense/(benefit)	(939)	(g)	4		169	(i)	211	277		NM	NM	(555)	(g)(i)	(233)	(138)
NET INCOME/(LOSS)	$(875)		$812		$2,640		$244	$581		NM	NM	$2,821		$(743)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	2,065		1,640		1,261		1,106	603		26	242	6,072		(439)	NM
Other Corporate	(288)	(e)	(82)	(e)	2,457	(e)	(121)	580		(251)	NM	1,966	(e)	519	279
TOTAL NET REVENUE	$1,777		$1,558		$3,718		$985	$1,183		14	50	$8,038		$80	NM

NET INCOME/(LOSS)
Treasury and CIO	1,396		1,129		1,057		624	531		24	163	4,206		(197)	NM
Other Corporate	(2,271)	(e)	(317)	(e)	1,583	(e)	(380)	50		NM	NM	(1,385)	(e)	(546)	(154)
TOTAL NET INCOME/(LOSS)	$(875)		$812		$2,640		$244	$581		NM	NM	$2,821		$(743)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,348,437		$1,275,673		$1,263,595		$1,307,989	$1,328,219		6	2	$1,348,437		$1,328,219	2
Loans	1,924		2,099		2,172		2,267	2,181		(8)	(12)	1,924		2,181	(12)
Deposits (b)	21,826		20,363		21,083		19,458	14,203		7	54	21,826		14,203	54

Employees	47,530		47,280		45,235		44,743	44,196		1	8	47,530		44,196	8

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(743)		$(669)		$(900)		$(868)	$(874)		(11)	15	$(3,180)		$(2,380)	(34)
Available-for-sale securities (average)	199,581		201,875		198,620		202,776	195,788		(1)	2	200,708		239,924	(16)
Held-to-maturity securities (average) (c)	377,709		402,816		410,594		417,350	427,802		(6)	(12)	402,010		412,180	(2)
Investment securities portfolio (average)	$577,290		$604,691		$609,214		$620,126	$623,590		(5)	(7)	$602,718		$652,104	(8)
Available-for-sale securities (period-end)	199,354	(h)	195,200	(h)	201,211	(h)	195,228	203,981		2	(2)	199,354	(h)	203,981	(2)
Held-to-maturity securities (period-end) (c)	369,848		388,261		408,941		412,827	425,305		(5)	(13)	369,848		425,305	(13)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$569,202		$583,461		$610,152		$608,055	$629,286		(2)	(10)	$569,202		$629,286	(10)

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $53 million, $57 million, $45 million, $56 million and $58 million for the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and $211 million and $235 million for the full year 2023 and 2022, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)In January 2023, upon adoption of the Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method accounting guidance, the Firm elected to transfer $7.1 billion of HTM securities to AFS. The transferred securities were placed in a closed AFS securities portfolio as part of a portfolio layer method hedge. During 2022, the Firm transferred $78.3 billion of investment securities from AFS to HTM for capital management purposes. At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, the estimated fair value of the HTM securities portfolio was $342.8 billion, $348.7 billion, $375.3 billion, $382.0 billion and $388.6 billion, respectively. Refer to Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 for additional information on the portfolio layer method.
(d)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, the allowance for credit losses on investment securities was $94 million, $87 million, $74 million, $61 million and $67 million, respectively.
(e)Includes First Republic. Refer to page 30 for additional information.
(f)Included a $2.9 billion special assessment from the FDIC on certain banks to recover losses to the DIF arising from the protection of uninsured depositors resulting from bank resolutions in 2023.
(g)Included an income tax benefit of $463 million and $428 million for the three months and full year ended December 31, 2023, respectively, related to the finalization of certain income tax regulations.
(h)At December 31, 2023, September 30, 2023 and June 30, 2023, included AFS securities of $24.2 billion, $22.9 billion and $25.8 billion, respectively, associated with First Republic.
(i)Income taxes associated with the First Republic acquisition are reflected in the estimated bargain purchase gain.
(j)Included a $914 million gain on sale of Visa B shares.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
										Dec 31, 2023
										Change
	Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,		Sep 30,	Dec 31,
	2023		2023		2023		2023	2022		2023	2022
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$397,275		$397,054		$396,195		$300,447	$300,753		—%	32%
Loans held-for-sale and loans at fair value	12,818		11,715		12,009		10,986	10,622		9	21
Total consumer, excluding credit card loans	410,093		408,769		408,204		311,433	311,375		—	32

Credit card loans
Loans retained	211,123		196,935		191,348		180,079	185,175		7	14
Total credit card loans	211,123		196,935		191,348		180,079	185,175		7	14
Total consumer loans	621,216		605,704		599,552		491,512	496,550		3	25

Wholesale loans (b)
Loans retained	672,472		671,952		668,145		604,324	603,670		—	11
Loans held-for-sale and loans at fair value	30,018		32,403		32,372		33,060	35,427		(7)	(15)
Total wholesale loans	702,490		704,355		700,517		637,384	639,097		—	10

Total loans	1,323,706		1,310,059		1,300,069		1,128,896	1,135,647		1	17
Derivative receivables	54,864		67,070		64,217		59,274	70,880		(18)	(23)
Receivables from customers (c)	47,625		43,376		42,741		43,943	49,257		10	(3)
Total credit-related assets	1,426,195		1,420,505		1,407,027		1,232,113	1,255,784		—	14

Lending-related commitments
Consumer, excluding credit card	45,403		48,313		50,846		37,568	33,518		(6)	35
Credit card (d)	915,658		898,903		881,485		861,218	821,284		2	11
Wholesale	536,786		531,568		541,089		484,539	471,980	(h)	1	14
Total lending-related commitments	1,497,847		1,478,784		1,473,420		1,383,325	1,326,782		1	13

Total credit exposure	$2,924,042	(g)	$2,899,289	(g)	$2,880,447	(g)	$2,615,438	$2,582,566		1	13

Memo: Total by category
Consumer exposure (e)	$1,582,277		$1,552,920		$1,531,883		$1,390,298	$1,351,352		2	17
Wholesale exposure (f)	1,341,765		1,346,369		1,348,564		1,225,140	1,231,214		—	9
Total credit exposure	$2,924,042		$2,899,289		$2,880,447		$2,615,438	$2,582,566		1	13

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)As of December 31, 2023, September 30, 2023 and June 30, 2023 includes credit exposure associated with First Republic consisting of $101.6 billion, $103.3 billion and $104.6 billion in the Consumer credit portfolio, respectively, and $90.6 billion, $95.2 billion and $98.2 billion in the Wholesale credit portfolio, respectively.
(h)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2023
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2023	2023	2023	2023	2022	2023	2022
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,643	$3,766	$3,784	$3,843	$3,874	(3)%	(6)%
Loans held-for-sale and loans at fair value	560	408	481	452	451	37	24
Total consumer nonaccrual loans	4,203	4,174	4,265	4,295	4,325	1	(3)

Wholesale nonaccrual loans
Loans retained	2,346	2,907	2,593	2,211	1,963	(19)	20
Loans held-for-sale and loans at fair value	368	439	415	389	432	(16)	(15)
Total wholesale nonaccrual loans	2,714	3,346	3,008	2,600	2,395	(19)	13

Total nonaccrual loans (b)	6,917	7,520	7,273	6,895	6,720	(8)	3

Derivative receivables	364	293	286	291	296	24	23
Assets acquired in loan satisfactions	316	318	279	232	231	(1)	37
Total nonperforming assets	7,597	8,131	7,838	7,418	7,247	(7)	5
Wholesale lending-related commitments (c)	464	387	332	401	455	20	2
Total nonperforming exposure	$8,061	$8,518	$8,170	$7,819	$7,702	(5)	5

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.52%	0.57%	0.56%	0.61%	0.59%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.02	1.02	1.04	1.38	1.39
Total wholesale nonaccrual loans to total
wholesale loans	0.39	0.48	0.43	0.41	0.37

(a)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, nonperforming assets excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $182 million, $188 million, $215 million, $263 million and $302 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2022 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(c)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q23 Change					2023 Change
	4Q23	3Q23	2Q23		1Q23		4Q22	3Q23	4Q22	2023		2022	2022
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$21,946	$21,980	$20,053		$19,139	(c)	$18,185	—%	21%	$19,139		$16,386	17%
Net charge-offs:
Gross charge-offs	2,557	1,869	1,776		1,451		1,210	37	111	7,653		4,326	77
Gross recoveries collected	(393)	(372)	(365)		(314)		(323)	(6)	(22)	(1,444)		(1,473)	2
Net charge-offs	2,164	1,497	1,411		1,137		887	45	144	6,209		2,853	118
Provision for loan losses	2,625	1,479	3,317	(b)	2,047		2,426	77	8	9,468	(b)	6,189	53
Other	13	(16)	21		4		2	NM	NM	22		4	450
Ending balance	$22,420	$21,946	$21,980		$20,053		$19,726	2	14	$22,420		$19,726	14

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,075	$2,186	$2,370		$2,382		$2,551	(5)	(19)	$2,382		$2,261	5
Provision for lending-related commitments	(100)	(107)	(188)	(b)	(13)		(169)	7	41	(408)	(b)	120	NM
Other	(1)	(4)	4		1		—	75	NM	—		1	NM
Ending balance	$1,974	$2,075	$2,186		$2,370		$2,382	(5)	(17)	$1,974		$2,382	(17)

ALLOWANCE FOR INVESTMENT SECURITIES	$128	$117	$104		$90		$96	9	33	$128		$96	33

Total allowance for credit losses (a)	$24,522	$24,138	$24,270		$22,513		$22,204	2	10	$24,522		$22,204	10

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.21%	0.17%	0.14%		0.18%		0.16%			0.17%		0.09%
Credit card retained loans	2.79	2.49	2.41		2.07		1.62			2.45		1.47
Total consumer retained loans	1.08	0.93	0.91		0.89		0.70			0.96		0.58
Wholesale retained loans	0.31	0.06	0.10		0.06		0.03			0.14		0.03
Total retained loans	0.68	0.47	0.47		0.43		0.33			0.52		0.27

Memo: Average retained loans
Consumer retained, excluding credit card loans	$397,819	$396,788	$359,543		$300,585		$301,093	—	32	$364,061		$299,409	22
Credit card retained loans	202,652	195,232	187,027		180,451		177,026	4	14	191,412		163,335	17
Total average retained consumer loans	600,471	592,020	546,570		481,036		478,119	1	26	555,473		462,744	20
Wholesale retained loans	669,899	667,825	647,474		601,401		599,817	—	12	646,875		582,021	11
Total average retained loans	$1,270,370	$1,259,845	$1,194,044		$1,082,437		$1,077,936	1	18	$1,202,348		$1,044,765	15

(a)At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $243 million, $17 million, $18 million, $20 million and $21 million, respectively, and at March 31, 2023, excludes an allowance for credit losses associated with certain other assets in Corporate of $241 million.
(b)Included $1.2 billion of provision for credit losses associated with the First Republic acquisition.
(c)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance eliminated the existing accounting and disclosure requirements for trouble debt restructurings (“TDRs”), including the requirement to measure the allowance using a discounted cash flow (“DCF”) methodology. The Firm elected to apply its portfolio-based allowance approach to substantially all its non-collateral dependent modified loans to troubled borrowers, resulting in a net decrease in the beginning balance of the allowance for loan losses of $587 million, predominantly driven by residential real estate and credit card. Refer to Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for further information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

										Dec 31, 2023
										Change
	Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,		Sep 30,	Dec 31,
	2023		2023		2023		2023	2022		2023	2022
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(876)		$(942)		$(971)		$(1,030)	$(624)	(e)	7%	(40)%
Portfolio-based	2,732		2,796		3,019		2,696	2,664	(e)	(2)	3
Total consumer, excluding credit card	1,856	(d)	1,854	(d)	2,048	(d)	1,666	2,040		—	(9)
Credit card
Asset-specific (a)	—		—		—		—	223		—	NM
Portfolio-based	12,450		11,900		11,600		11,400	10,977		5	13
Total credit card	12,450		11,900		11,600		11,400	11,200		5	11
Total consumer	14,306		13,754		13,648		13,066	13,240		4	8
Wholesale
Asset-specific (a)	392		732		478		437	467		(46)	(16)
Portfolio-based	7,722		7,460		7,854		6,550	6,019		4	28
Total wholesale	8,114	(d)	8,192	(d)	8,332	(d)	6,987	6,486		(1)	25
Total allowance for loan losses	22,420		21,946		21,980		20,053	19,726		2	14
Allowance for lending-related commitments	1,974		2,075		2,186		2,370	2,382		(5)	(17)
Allowance for investment securities	128		117		104		90	96		9	33
Total allowance for credit losses	$24,522		$24,138		$24,270		$22,513	$22,204		2	10

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.47%		0.47%		0.52%		0.55%	0.68%
Credit card allowance to total credit card retained loans	5.90		6.04		6.06		6.33	6.05
Wholesale allowance to total wholesale retained loans	1.21		1.22		1.25		1.16	1.07
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (b)	1.31		1.33		1.36		1.26	1.17
Total allowance to total retained loans	1.75		1.73		1.75		1.85	1.81
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (c)	51		49		54		43	53
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (c)	166		151		163		143	146
Wholesale allowance to wholesale retained nonaccrual loans	346		282		321		316	330
Total allowance to total retained nonaccrual loans	374		329		345		331	338

(a)On January 1, 2023, the Firm adopted the Financial Instruments – Credit Losses: Troubled Debt Restructurings accounting guidance under which it elected to change from an asset-specific allowance approach to its non-DCF, portfolio-based allowance approach for modified loans to troubled borrowers for all portfolios except collateral-dependent loans and nonaccrual risk-rated loans, for which the asset-specific allowance approach will continue to apply.
(b)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(c)Refer to footnote (a) on page 26 for information on the Firm’s nonaccrual policy for credit card loans.
(d)At December 31, 2023, September 30, 2023 and June 30, 2023, included $396 million, $396 million and $377 million of Consumer, respectively, and $800 million, $667 million and $695 million of Wholesale, respectively, associated with First Republic.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2022 Form 10-K.

	QUARTERLY TRENDS							FULL YEAR
						4Q23 Change				2023 Change
(in millions, except rates)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	2023	2022	2022

Net interest income - reported	$24,051	$22,726	$21,779	$20,711	$20,192	6%	19%	$89,267	$66,710	34%
Fully taxable-equivalent adjustments	126	130	104	120	121	(3)	4	480	434	11
Net interest income - managed basis (a)	$24,177	$22,856	$21,883	$20,831	$20,313	6	19	$89,747	$67,144	34
Less: Markets net interest income	615	(317)	(487)	(105)	315	NM	95	(294)	4,789	NM
Net interest income excluding Markets (a)	$23,562	$23,173	$22,370	$20,936	$19,998	2	18	$90,041	$62,355	44

Average interest-earning assets	$3,408,395	$3,331,728	$3,343,780	$3,216,757	$3,265,071	2	4	$3,325,708	$3,349,079	(1)
Less: Average Markets interest-earning assets	985,997	970,789	1,003,877	982,572	939,420	2	5	985,777	953,195	3
Average interest-earning assets excluding Markets	$2,422,398	$2,360,939	$2,339,903	$2,234,185	$2,325,651	3	4	$2,339,931	$2,395,884	(2)

Net yield on average interest-earning assets - managed basis	2.81%	2.72%	2.62%	2.63%	2.47%			2.70%	2.00%
Net yield on average Markets interest-earning assets	0.25	(0.13)	(0.19)	(0.04)	0.13			(0.03)	0.50
Net yield on average interest-earning assets excluding Markets	3.86	3.89	3.83	3.80	3.41			3.85	2.60

Noninterest revenue - reported	$14,523	$17,148	$19,528	$17,638	$14,355	(15)	1	$68,837	$61,985	11
Fully taxable-equivalent adjustments	1,243	682	990	867	898	82	38	3,782	3,148	20
Noninterest revenue - managed basis	$15,766	$17,830	$20,518	$18,505	$15,253	(12)	3	$72,619	$65,133	11
Less: Markets noninterest revenue	5,196	6,898	7,505	8,487	5,355	(25)	(3)	28,086	24,195	16
Noninterest revenue excluding Markets	$10,570	$10,932	$13,013	$10,018	$9,898	(3)	7	$44,533	$40,938	9

Memo: Markets total net revenue	$5,811	$6,581	$7,018	$8,382	$5,670	(12)	2	$27,792	$28,984	(4)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.

JPMORGAN CHASE & CO.
SUPPLEMENTAL INFORMATION ON FIRST REPUBLIC
(in millions)

	THREE MONTHS ENDED DECEMBER 31, 2023								THREE MONTHS ENDED SEPTEMBER 30, 2023							THREE MONTHS ENDED JUNE 30, 2023
	CCB		CB	AWM	CORP		Total		CCB	CB	AWM	CORP		Total		CCB	CB	AWM	CORP		Total
SELECTED INCOME STATEMENT DATA
REVENUE
Asset management fees	$138		$—	$—	$—		$138		$142	$—	$—	$—		$142		$107	$—	$—	$—		$107
All other income	193		57	126	19	(b)	395		191	144	203	81	(b)	619		105	—	174	2,762	(b)	3,041
Noninterest revenue	331		57	126	19		533		333	144	203	81		761		212	—	174	2,762		3,148
Net interest income	760		304	306	(23)		1,347		1,022	222	233	(3)		1,474		619	178	129	(29)		897
TOTAL NET REVENUE	1,091		361	432	(4)		1,880		1,355	366	436	78		2,235		831	178	303	2,733		4,045

Provision for credit losses	15		97	13	—		125		(2)	26	(31)	—		(7)		408	608	146	—		1,162
Noninterest expense	599		27	33	231		890		583	18	17	240		858		37	—	—	562		599
NET INCOME	362		180	292	(187)		647		589	245	342	(99)		1,077		293	(327)	119	2,301		2,386

SELECTED BALANCE SHEET DATA (period-end)
Loans	$94,671		$38,495	$11,436	$—		$144,602	(c)	$94,333	$38,729	$12,026	$—		$145,088	(c)	$94,721	$39,500	$13,696	$—		$147,917	(c)
Deposits	42,710	(a)	6,163	12,098	—		60,971	(c)	63,945	—	—	—		63,945		68,351	—	—	—		68,351

	FULL YEAR ENDED DECEMBER 31, 2023
	CCB		CB	AWM	CORP		Total
SELECTED INCOME STATEMENT DATA
REVENUE
Asset management fees	$387		$—	$—	$—		$387
All other income	489		201	503	2,862	(b)	4,055
Noninterest revenue	876		201	503	2,862		4,442
Net interest income	2,401		704	668	(55)		3,718
TOTAL NET REVENUE	3,277		905	1,171	2,807		8,160

Provision for credit losses	421		731	128	—		1,280
Noninterest expense	1,219		45	50	1,033		2,347
NET INCOME	1,244		98	753	2,015		4,110

SELECTED BALANCE SHEET DATA (period-end)
Loans	$94,671		$38,495	$11,436	$—		$144,602	(c)
Deposits	42,710	(a)	6,163	12,098	—		60,971	(c)

All references to “excludes First Republic”, “includes First Republic” or “associated with First Republic” refer to the effects of the First Republic acquisition, as well as subsequent related business and activities, as applicable.
(a)In the fourth quarter of 2023, CCB transferred certain deposits associated with First Republic to AWM, CB and CIB.
(b)On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC, resulting in a preliminary estimated bargain purchase gain of $2.7 billion recorded in other income. The bargain purchase gain generally represents the excess of the estimated fair value of the net assets acquired over the purchase price and is subject to change for up to one year from the acquisition date, as permitted by U.S. GAAP, and as the settlement with the FDIC is finalized. For the three months ended December 31, 2023 and September 30, 2023, measurement period adjustments of $37 million and $100 million, respectively, were recorded, resulting in an estimated bargain purchase gain of $2.8 billion for the full year 2023.
(c)Excludes $1.9 billion of loans and $508 million of deposits in CIB associated with First Republic.